32.1	Section 1350 Certifications of Chief Executive Officer and Chief Financial Officer.
Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Kevin Frija, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Vapor Corp. on Form 10-K for the fiscal year ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Vapor Corp.
March 31, 2010

By:	/s/ Kevin Frija
Kevin Frija
Chief Executive Officer & Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Vapor Corp.. and will be retained by Vapor Corp. and furnished to the Securities and Exchange Commission or its staff upon request.